                                                                      EXHIBIT 11

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions 'Financial Highlights' and 'General Information -- Counsel and Independent Auditors' and to the use of our report dated December 13, 1997, in this Registration Statement (Form N-1A No. 33-92982) of Winthrop Opportunity Funds.


                                         /s/ ERNST & YOUNG LLP
                                         ---------------------
                                           ERNST & YOUNG LLP


New York, New York
January 22, 1997